EXHIBIT 10.14(a)

   COUNTERPART NO. ___OF___ MANUALLY EXECUTED COUNTERPARTS, ONLY THE MANUALLY EXECUTED COUNTERPART NUMBERED "1" SHALL BE DEEMED "CHATTEL PAPER" AS SUCH TERM
IS DEFINED IN THE UNIFORM COMMERCIAL CODE AND IS SUFFICIENT TO TRANSFER LESSOR'S
                                    INTEREST.

                  SECOND AMENDMENT TO LEASE SUPPLEMENT NO. 1 TO
                        MASTER LEASE AGREEMENT NO. PEGA1

     THIS AMENDMENT TO LEASE SUPPLEMENT NO. 1 TO MASTER LEASE AGREEMENT NO. PEGA1 dated December 28, 1995 (the "Amendment") (Lease Supplement No. 1, as it incorporates by reference the terms and conditions of Master Lease Agreement No. PEGA1, hereinafter is known as the "Lease") is made and entered into as of this ____day of October, 2002, by and between ATEL CASH DISTRIBUTION FUND V, L.P. (as successor in interest by assignment to ATEL Leasing Corporation), a California limited partnership, with its principal place of business at 235 Pine Street, 6th floor, San Francisco, CA 94104 ("Lessor") and FLORIDA CANYON MINING, INC., a Delaware corporation (as successor in interest to Pegasus Gold Corporation.), with its principal place of business at 4601 DTC Boulevard, Suite 750, Denver, Colorado 80237-2571 ("Lessee").

     WHEREAS, Lessor and Lessee have entered into the Lease; and

     WHEREAS, Lessee and Lessor desire to extend the Lease ("Lease Extension") on the terms and conditions hereinafter set forth.

     NOW THEREFORE, the parties hereto agree as follows:

     1. The term of the Lease is hereby extended from January 1, 2003 through and including December 31, 2004 for the Basic Rent amount of $62,500.00, per month payable in advance. The Lease Payment Date shall mean the first day of each month during the Lease Extension. The Commencement Date of this Lease Extension will be January 1, 2003 with the first payment due January 1, 2003.

     2. The Equipment Description is as set forth on Exhibit A attached hereto and made part hereof.

     3.   The Equipment location is:   Florida Canyon Mine
                                       Exit138, I-80
                                       Imlay, Nevada  89418

     4. Florida Canyon Mining, Inc. and Apollo Gold, Inc., a Delaware corporation, (as successors in interest to Pegasus Gold, Inc. the original Lessee and Pegasus Gold Corporation, the original Guarantor, respectively), Apollo Gold Corporation and Montana Tunnels Mining, Inc., hereby agree to be jointly and severally liable as Co-Lessees under the Lease and all references to Lessee shall mean Florida Canyon Mining, Inc., Apollo Gold, Inc., Apollo Gold Corporation and Montana Tunnels Mining, Inc.

     5. The first and second sentences of Section 9(b) of the Lease are deleted in their entirety and replaced with the following:

               "Lessee may relocate the location of use of any Item of Equipment within the continental United States without Lessor's prior consent, provided, however, Lessee must provide Lessor at least ten (10) days' prior written notice of any such relocation. Any change in location of use of any Item of Equipment other than the location of the Lessee shall be subject to prior execution by the end user of documentation reasonably satisfactory to Lessor. Any change in location of use of any Item of Equipment outside the continental United States will require the prior consent of Lessor, such consent not to be unreasonably withheld. Lessee hereby agrees to execute and file any and all Uniform Commercial Code financing statements required in connection with any relocation of the Equipment."

     6. For purposes of Section 20(b) of the Lease, the Fixed Price Purchase Option for the Equipment shall be One Dollar ($1.00).

     7. LESSEE HEREBY GRANTS TO LESSOR A SECURITY INTEREST IN THE EQUIPMENT AND HEREBY AGREES TO FILE ANY AND ALL UCC FINANCING STATEMENTS REQUIRED IN CONNECTION THEREWITH.

     During the Lease Extension, all the terms and conditions of the Lease shall continue in full force and effect except as expressly amended herein.

     All capitalized terms used herein and not otherwise defined shall have the same meaning as in the Lease.

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of this ______ day of October, 2002.


ATEL CASH DISTRIBUTION FUND V, L.P.            FLORIDA CANYON MINING, INC.
by ATEL Financial Services, LLC, its General
Partner
("Lessor")                                     ("Lessee")


By:                                             By:
    ---------------------------------              -----------------------------

Title:                                          Title:
      -------------------------------                 --------------------------

MONTANA TUNNELS MINING, INC.                APOLLO GOLD CORPORATION
("Lessee")                                  ("Lessee")

By:                                         By:
   ----------------------------------           --------------------------------

Title:                                      Title:
      -------------------------------             ------------------------------

                                            APOLLO GOLD, INC.
                                            ("Lessee")

                                            By:
                                               ---------------------------------

                                            Title:
                                                  ------------------------------

                              AMORTIZATION SCHEDULE


     Prepared Aug-26-2002 14:29 by . . . . . . . . . . . . . . .Nichole Bowen
     Quote number. . . . . . . . . . . . . . . . . . . . . . . . . .NBN-04923
     365 day calculations. . . . . . . . . . . . . . . . . . . . . .360 / 360

     Customer . . . . . . . . . . . . . . . . . . FLORIDA CANYON MINING, INC.
     Model . . . . . . . . . . . . . . . . . . . . . . . . . 944 WHEEL LOADER
     Serial Number . . . . . . . . . . . . . . . . . . . . . . . . . 9YF00147


            Number
              Of
           Payments    Starting                                       Interest                      Ending
Date         Made      Balance           Loan           Payments      7,49999%      Principal      Balance
Jan-01-02         0          0.00       6,005,941.12          0.00          0.00           0.00  6,005,941.12
Feb-01-02         1  6,005,941.12               0.00          0.00     37,537.08     -37,537.08  6,043,478.20
Mar-01-02         2  6,043,478.20               0.00    148,792.32     37,771.68     111,020.64  5,932,457.56
Apr-01-02         3  5,932,457.56               0.00    148,792.32     37,077.81     111,714.51  5,820,743.05
May-01-02         4  5,820,743.05               0.00    148,792.32     36,379.59     112,412.73  5,708,330.32
Jun-01-02         5  5,708,350.32               0.00    148,792.32     35,677.01     113,115.31  5,595,215.01
Jul-01-02         6  5,595,215.01               0.00    148,792.32     34,970.04     113,822.28  5,481,392.73
Aug-01-02         7  5,481,392.73               0.00    148,792.32     34,258.66     114,533.66  5,366,859.07
Aug-23-02         8  5,366,859.07               0.00    271,070.05     24,598.07     246,471.98  5,120,387.09
Sep-01-02         9  5,120,387.09               0.00    148,792.32      8,533.97     140,258.35  4,980,128.74
Oct-01-02        10  4,980,128.74               0.00    141,100.53     31,125.76     109,974.77  4,870,153.97
Nov-01-02        11  4,870,153.97               0.00    141,100.53     30,438.42     110,662.11  4,759,491.86
Dec-01-02        12  4,759,491.86               0.00    141,100.53     29,746.78     111,353.75  4,648,138.11
                                   -----------------  ------------  -------------  ------------

                                        6,005,941.12  1,735,917.88    378,114.87   1,357,803.01

Jan-01-03        13  4,648,138.11               0.00    141,100.53     29,050.82     112,049.71  4,536,088.40
Feb-01-03        14  4,536,088.40               0.00    141,100.53     28,350.51     112,750.02  4,423,338.38
Mar-01-03        15  4,423,338.38               0.00    141,100.53     27,645.83     113,454.70  4,309,883.68
Apr-01-03        16  4,309,883.68               0.00    141,100.53     26,936.73     114,163.80  4,195,719.88
May-01-03        17  4,195,719.88               0.00    141,100.53     26,223.21     114,877.32  4,080,842.56
Jun-01-03        18  4,080,842.56               0.00    141,100.53     25,505.23     115,595.30  3,965,247.26
Jul-01-03        19  3,965,247.26               0.00    141,100.53     24,782.76     116,317.77  3,848,929.49
Aug-01-03        20  3,848,929.49               0.00    141,100.53     24,055.77     117,044.76  3,731,884.73
Sep-01-03        21  3,731,884.73               0.00    141,100.53     23,324.25     117,776,28  3,614,108.45
Oct-01-03        22  3,614,108.45               0.00    141,100.53     22,588.15     118,512.38  3,495,596.07
Nov-01-03        23  3,495,596.07               0.00    141,100.53     21,847.44     119,253.09  3,376,342.98
Dec-01-03        24  3,376,342.98               0.00    141,100.53     21,102.11     119,998.42  3,256,344.56
                                   -----------------  ------------  -------------  ------------

                                                0.00  1,693,206.36    301,412.81   1,391,793.55

Jan-01-04        25  3,256,344.56               0.00    141,100.53     20,352.12     120,748.41  3,135,596.15
Feb-01-04        26  3,135,596.15               0.00    141,100.53     19,597.45     121,503.08  3,014,093.07
Mar-01-04        27  3,014,093.07               0.00    141,100.53     18,838.05     122,262.48  2,891,830.59
Apr-01-04        28  2,891,830.59               0.00    141,100.53     18,073.92     123,026.61  2,768,803.98
May-01-04        29  2,768,803.98               0.00    141,100.53     17,305.00     123,795.53  2,645,008.45
Jun-01-04        30  2,645,008.45               0.00    141,100.53     16,531.28     124,569.25  2,520,439.20
Jul-01-04        31  2,520,439.20               0.00    141,100.53     15,752.72     125,347.81  2,395,091.39
Aug-01-04        32  2,395,091.39               0.00    141,100.53     14,969.30     126,131.23  2,268,960.16
Sep-01-04        33  2,268,960.16               0.00    141,100.53     14,180.98     126,919.55  2,142,040.61
Oct-01-04        34  2,142,040.61               0.00    141,100.53     13,387.73     127,712.80  2,014,327.81
Nov-01-04        35  2,014,327.81               0.00    141,100.53     12,589.53     128,511.00  1,885.816.81
Dec-01-04        36  1,885,816.81               0.00    141,100.53     11,786.34     129,314.19  1,756,502.62
                                   -----------------  ------------  -------------  ------------

                                                0.00  1,693,206.36    193,364.42   1,499.841.94

Jan-01-05        37  1,756,502.62               0.00    141,100.53     10,978.13     130,122.40  1,626,380.22
Feb-01-05        38  1,626,380.22               0.00    141,100.53     10,164.86     130,935.67  1,495,444.55
Mar-01-05        39  1,495,444.55               0.00    141,100.53      9,346.51     131,754.02  1,363,690.53
Apr-01-05        40  1,363,690.53               0.00    141,100.53      8,523.05     132,577.48  1,231,113.05
May-01-05        41  1,231,113.05               0.00    141,100.53      7,694.45     133,406.08  1,097,706.97
Jun-01-05        42  1,097,706.97               0.00    141,100.53      6,860.66     134,239.87    963,467.10
Jul-01-05        43    963,467.10               0.00    141,100.53      6,021.66     135,078.87    828,388.23
Aug-01-05        44    828,388.23               0.00    141,100.53      5,177.42     135,923.11    692,465.12
Sep-01-05        45    692,465.12               0.00    141,100.53      4,327.90     136,772.63    555,692.49
Oct-01-05        46    555,692.49               0.00    141,100.53      3,473.07     137,627.46    418,065.03
Nov-01-05        47    418,065.03               0.00    141,100.53      2,612.90     138,487.63    279,577.40
Dec-01-05        48    279,577.40               0.00    141,100.53      1,747.36     139,353.17    140,224.23
                                   -----------------  ------------  -------------  ------------

                                                0.00  1,693,206.36     76,927.97   1,616,278.39

Jan-01-06        49    140,224.23               0.00    141,100.53        876.30     140,224.23          0.00
                                   -----------------  ------------  -------------  ------------

                                                0.00    141,100.53        876.30     140,224.23

                              AMORTIZATION SCHEDULE
                                (Multiple Assets)


     Prepared Jan-04-2002 9:50 by . . . . . . . . . . . . .  Lyn Freshour
     Quote number . . . . . . . . . . . . . . . . . . . . . . . RFL-01187
     365 day calculations . . . . . . . . . . . . . . . . . . . 360 / 360

     Customer . . . . . . . . . . . . . . . . FLORIDA CANYON MINING, INC.
     Model. . . . . . . . . . . . . . . . . . . . . . . . Multiple Assets



            Number
              Of
           Payments    Starting                                 Interest                     Ending
Date         Made      Balance         Loan        Payments     7.49999%     Principal      Balance
Jan-01-02         0          0.00  6,005,941.12          0.00        0.00           0.00  6,005,941.12

Feb-01-02         1  6,005,941.12          0.00          0.00   37,537.18     -37,537.08  6,043,478.20
Mar-01-02         2  6,043,478.20          0.00    148,792.32   37,771.71     111,020.61  5,932,457.56
Apr-01-02         3  5,932,457.56          0.00    148,792.32   37,077.85     111,714.47  5,820,743.05
May-01-02         4  5,820,743.05          0.00    148,792.32   36,379.65     112,412.67  5,708,330.32
Jun-01-02         5  5,708,330.32          0.00    148,792.32   35,677.06     113,115.26  5,595,215.02
Jul-01-02         6  5,595,215.02          0.00    148,792.32   34,970.11     113,822.21  5,481,392.74
Aug-01-02         7  5,481,392.74          0.00    148,792.32   34,258.75     114,533.57  5,366,859.08
Sep-01-02         8  5,366,859.08          0.00    148,792.32   33,542.87     115,249.45  5,251,609.58
Oct-01-02         9  5,251,609.58          0.00    148,792.32   32,822.56     115,969.76  5,135,639.77
Nov-01-02        10  5,135,639.77          0.00    148,792.32   32,097.73     116,694.59  5,018,945.15
Dec-01-02        11  5,018,945.15          0.00    148,792.32   31,368.46     117,423.86  4,901,521.20
                                   ------------  ------------  -----------  ------------

                                   6,005,941.12  1,487,923.20  383,503.93   1,104,419.27

Jan-01-03        12  4,901,521.20          0.00    148,792.32   30,634.48     118,157.84  4,783,363.34
Feb-01-03        13  4,783,363.34          0.00    148,792.32   29,896.07     118,896.25  4,664,467.00
Mar-01-03        14  4,664,467.00          0.00    148,792.32   29,152.96     119,639.36  4,544,827.55
Apr-01-03        15  4,544,827.55          0.00    148,792.32   28,405.12     120,387.20  4,424,440.37
May-01-03        16  4,424,440.37          0.00    148,792.32   27,632.81     121,139.51  4,303,300.76
Jun-01-03        17  4,303,300.76          0.00    148,792.32   26,895.64     121,896.68  4,181,404.03
Jul-01-03        18  4,181,404.03          0.00    148,792.32   26,133.73     122,658.59  4,058,745.45
Aug-01-03        19  4,058,745.45          0.00    148,792.32   25,367.20     123,425.12  3,935,320.25
Sep-01-03        20  3,935,320.25          0.00    148,792.32   24,595.78     124,196.54  3,811,123.65
Oct-01-03        21  3,811,123.65          0.00    148,792.32   23,819.58     124,972.74  3,686,150.82
Nov-01-03        22  3,686,150.82          0.00    148,792.32   23,038.47     125,753.85  3,560,396.91
Dec-01-03        23  3,560,396.91          0.00    148,792.32   22,252.47     126,539.85  3,433,857.04
                                   ------------  ------------  -----------  ------------

                                           0.00  1,785,507.84  317,844.31   1,467,663.53

Jan-01-04        24  3,433,857.04          0.00    148,792.32   21,461.66     127,330.66  3,306,526.29
Feb-01-04        25  3,306,526.29          0.00    148,792.32   20,665.76     128,126.56  3,178,399.73
Mar-01-04        26  3,178,399.73          0.00    148,792.32   19,864.95     128,927.37  3,049,472.38
Apr-01-04        27  3,049,472.38          0.00    148,792.32   19,059.18     129,733.14  2,919,739.24
May-01-04        28  2,919,739.24          0.00    148,792.32   18,248.42     130,543.90  2,789,195.26
Jun-01-04        29  2,789,195.26          0.00    148,792.32   17,432.50     131,359.82  2,657,835.39
Jul-01-04        30  2,657,835.39          0.00    148,792.32   16,611.50     132,180.82  2,525,654.51
Aug-01-04        31  2,525,654.51          0.00    148,792.32   15,785.32     133,007.00  2,392,647.51
Sep-01-04        32  2,392,647.51          0.00    148,792.32   14,954.00     133,838.32  2,258,809.22
Oct-01-04        33  2,258,809.22          0.00    148,792.32   14,117.54     134,674.78  2,124,134.43
Nov-01-04        34  2,124,134.43          0.00    148,792.32   13,275.81     135,516.51  1,988,617.94
Dec-01-04        35  1,988,617.94          0.00    148,792.32   12,428.90     136,363.42  1,852,254.46
                                   ------------  ------------  -----------  ------------

                                           0.00  1,785,507.84  203,905.54   1,581,602.30

Jan-01-05        36  1,852,254.46          0.00    148,792.32   11,576.60     137,215.72  1,715,038.71
Feb-01-05        37  1,715,038.71          0.00    148,792.32   10,718.97     138,073.35  1,576,965.37
Mar-01-05        38  1,576,965.37          0.00    148,792.32    9,856.02     138,936.30  1,438,029.07
Apr-01-05        39  1,438,029.07          0.00    148,792.32    8,987.65     139,804.67  1,298,224.42
May-01-05        40  1,298,224.42          0.00    148,792.32    8,113.93     140,678.39  1,157,545.99
Jun-01-05        41  1,157,545.99          0.00    148,792.32    7,234.71     141,557.61  1,015,988.32
Jul-01-05        42  1,015,988.32          0.00    148,792.32    6,349.90     142,442.42    873,545.92
Aug-01-05        43    873,545.92          0.00    148,792.32    5,459.72     143,332.60    730,213.25
Sep-01-05        44    730,213.25          0.00    148,792.32    4,563.77     144,228.55    585,984.76
Oct-01-05        45    585,984.76          0.00    148,792.32    3,662.46     145,129.86    440,854.84
Nov-01-05        46    440,854.84          0.00    148,792.32    2,755.34     146,036.98    294,817.86
Dec-01-05        47    294,817.86          0.00    148,792.32    1,842.59     146,949.73    147,868.15
                                   ------------  ------------  -----------  ------------  ------------

                                           0.00  1,785,507.84   81,121.66   1,704,386.18

Jan-01-06        48    147,868.15          0.00    148,792.32      922.48     147,869.84          0.00
                                   ------------  ------------  -----------  ------------

                                           0.00    148,792.32      922.48     147,869.84

                              AMORTIZATION SCHEDULE
                                (MULTIPLE ASSETS)


     Prepared Jan-04-2002 9:50 by . . . . . . . . . . . . . Lyn Freshour
     Quote number . . . . . . . . . . . . . . . . . . . . . . .RFL-01187
     365 day calculations . . . . . . . . . . . . . . . . . . .360 / 360

     Customer . . . . . . . . . . . . . . . .FLORIDA CANYON MINING, INC.
     Model . . . . . . . . . . . . . . . . . . . . . . . Multiple Assets


        Number
          Of
       Payments  Starting                               Interest                  Ending
Date     Made    Balance       Loan        Payments     7.49999%     Principal    Balance
TOTAL                      6,005,941.12  6,993,239.04  987,297.92   6,005,941.12


Ending balance not equal to early buy-out amount.